                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                            Primix Solutions Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                             PRIMIX SOLUTIONS INC.
                            ONE ARSENAL MARKETPLACE
                              WATERTOWN, MA 02472

                                                                    June 3, 1999

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of Primix Solutions Inc. (the "Company") to be held on Friday, June 25, 1999, at 1:00 p.m. eastern time, at Exchange Place, 53 State Street, Boston, MA 02109 (the "Annual Meeting").

    The Annual Meeting has been called for the purpose of (i) electing one Class III Director for a three-year term, (ii) amending the Company's 1996 Stock Plan to increase the authorized number of shares of the Company's Common Stock to be issued thereunder from 1,745,867 to 3,500,000, and (iii) considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

    The Board of Directors has fixed the close of business on May 6, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

    The Board of Directors of the Company recommends that you vote "FOR" the election of the nominee of the Board of Directors as a Director of the Company and "FOR" the proposed amendment to the 1996 Stock Plan to increase the number of authorized shares thereunder.

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ARE A STOCKHOLDER OF RECORD AND YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                          Sincerely,

                                          /s/ Lennart Mengwall
                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                             PRIMIX SOLUTIONS INC.
                            ONE ARSENAL MARKETPLACE
                              WATERTOWN, MA 02472
                                 (617) 923-6500

                      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      TO BE HELD ON FRIDAY, JUNE 25, 1999

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Primix Solutions Inc. (the "Company") will be held on Friday, June 25, 1999, 1:00 p.m. eastern time, at Exchange Place, 53 State Street, Boston, MA 02109 (the "Annual Meeting") for the purpose of considering and voting upon:

    1. The election of one Class III Director for a three-year term;

    2. An amendment to the Company's 1996 Stock Plan to increase the authorized number of shares of the Company's Common Stock to be issued thereunder from 1,745,867 to 3,500,000; and

    3. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

    The Board of Directors has fixed the close of business on May 6, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of Common Stock of record at the close of business on such date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

    In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                                          By Order of the Board of Directors

                                          /s/ DAVID W. CHAPMAN
                                          CORPORATE SECRETARY

Watertown, MA
June 3, 1999

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ARE A STOCKHOLDER OF RECORD AND YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                             PRIMIX SOLUTIONS INC.
                            ONE ARSENAL MARKETPLACE
                              WATERTOWN, MA 02472
                                 (617) 923-6500
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON FRIDAY, JUNE 25, 1999

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Primix Solutions Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on Friday, June 25, 1999, 1:00 p.m. eastern time, at Exchange Place, 53 State Street, Boston, MA 02109, and any adjournments or postponements thereof (the "Annual Meeting").

    At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the following matters:

        1. The election of one Class III Director of the Company for a three-year term, with such term to continue until the annual meeting of stockholders to be held in the year 2002 (the "2002 Annual Meeting") and until such Director's successor is duly elected and qualified;

        2. An amendment to the Company's 1996 Stock Plan (the "1996 Stock Plan") to increase the authorized number of shares of the Company's Common Stock to be issued thereunder from 1,745,867 to 3,500,000 (the "1996 Stock Plan Amendment"); and

        3. Such other business as may properly come before the meeting and any adjournments or postponements thereof.

    The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about June 3, 1999 in connection with the notice of, and solicitation of proxies for, the Annual Meeting. The Board of Directors has fixed the close of business on May 6, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). Only holders of record of the Company's Common Stock, par value $.001 per share ("Common Stock"), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were approximately 14,618,160 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and approximately 128 stockholders of record. Each holder of shares of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to the matters submitted at the Annual Meeting.

    The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, (i) the affirmative vote of a plurality of the votes cast is necessary for the election of the Class III Director and (ii) the affirmative vote of the holders of a majority of shares of the Common Stock, present or represented and entitled to vote is necessary for the approach of the 1996 Stock Plan Amendment.

    Shares that reflect abstentions or "broker non-votes" (I.E., shares represented at the meeting held by brokers or nominees as to which the instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting. With respect to the election of Directors, votes may be cast in favor of or withheld from the nominee; votes that are withheld and broker non-votes will be excluded entirely from the vote and will have no effect. With respect to Proposal 2 (1996 Stock Plan Amendment), broker non-votes will have no effect on the outcome of the approval for the 1996 Stock Plan Amendment and abstentions shall have the effect of a vote against such proposal.

    STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. COMMON STOCK REPRESENTED BY PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED THEREIN. IF INSTRUCTIONS ARE NOT STATED THEREIN, PROPERLY EXECUTED PROXIES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEE FOR DIRECTOR NOMINEE NAMED IN THIS PROXY STATEMENT AND "FOR" THE 1996 STOCK PLAN AMENDMENT. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THE ELECTION OF A DIRECTOR OR THE 1996 STOCK PLAN AMENDMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

    Any properly completed proxy may be revoked by the stockholder of record represented by such proxy at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

    The Annual Report of the Company, including financial statements for the fiscal year ended December 31, 1998 ("Fiscal Year 1998"), is being mailed to stockholders of the Company concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation materials.

                                   PROPOSAL 1
                              ELECTION OF DIRECTOR

    The Board of Directors of the Company (the "Board") is divided into three classes and is comprised of two Directors in Class I and one Director in each of Classes II and III. Directors serve for three-year terms with one class of Directors being elected by the Company's stockholders at each annual meeting.

    At the Annual Meeting, one Class III Director will be elected to serve until the 2002 Annual Meeting and until such Director's successor is duly elected and qualified. The Board has nominated Robert B. Hedges Jr. (the "Nominee") for re-election as a Class III Director. Mr. Hedges was appointed to the Board in October 1998 to fill the vacancy created by the resignation of Mr. Stephen Levy. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the re-election of the Nominee as a Director. The Nominee has agreed to stand for election and to serve, if elected, as a Director. However, if the Nominee fails to stand for election or is unable to accept election, proxies will be voted for the election of such other person as the Board may recommend.

VOTE REQUIRED FOR APPROVAL

    A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect the Nominee as a Director of the Company.

    THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE OF THE BOARD AS A DIRECTOR OF THE COMPANY.

                        INFORMATION REGARDING DIRECTORS

    The Board held twelve (12) meetings during Fiscal Year 1998. During Fiscal Year 1998, each of the incumbent Directors attended at least 75% of the total number of meetings of the Board and of the committees of which he was a member held during his term of office. The Company's Board has established an Audit Committee and a Compensation Committee.

    The Audit Committee recommends the firm to be appointed as independent accountants to audit financial statements and to perform services related to the audit, reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants the Company's year-end operating results, considers the adequacy of the internal accounting procedures and considers the effect of such procedures on the accountants' independence. The Audit Committee consists of Lennart Mengwall, Ofer Nemirovsky and Robert Hedges, and held four (4) meetings during Fiscal Year 1998.

    The Compensation Committee reviews and recommends the compensation arrangements for all Directors and officers, approves such arrangements for other senior level employees and administers and takes such other action as may be required in connection with certain compensation and incentive plans of the Company. The Compensation Committee also determines the options or stock to be issued to eligible persons under the Company's 1995 Stock Plan and the 1996 Stock Plan (the "Stock Plans"), construes and interprets the Stock Plans, and prescribes the terms and conditions of such options or stock. The Compensation Committee also administers the Company's Employee Stock Purchase Plan. In addition, the Compensation Committee establishes, amends and revokes rules and regulations for the administration of all such plans. The Compensation Committee consists of Ofer Nemirovsky and Kevin Azzouz. During Fiscal Year 1998, compensation related matters were addressed by the full Board.

    Directors who are officers or employees of the Company receive no compensation for service as Directors. Generally, Directors who are not officers or employees of the Company receive such compensation for their services as the Board may from time to time determine. Each of Ofer Nemirovsky, Kevin Azzouz former Director Stephen Levy and Robert Hedges ("Non-Employee Directors") received fees of $18,950, $0, $19,550 and $1,250, respectively, for meetings attended during Fiscal Year 1998. In addition, Mr. Nemirovsky and Mr. Levy were each granted an option to purchase 7,000 shares of Common Stock at an exercise price of $12.00 per share. Mr. Hedges was granted an option to purchase 7,000 shares of Common Stock at an exercise price of $1.813 per share upon his appointment to the Board in October 1998. Each continuing Non-Employee Director also automatically receives on January 1 of each year an option to purchase 1,700 shares of Common Stock at an exercise price per share equal to the fair market value of the underlying Common Stock as determined under the 1996 Stock Plan. Currently, each of these options vest annually in equal installments over a four-year period and expires ten years from the date of grant. All Directors are reimbursed for expenses incurred in connection with attendance at meetings.

    Set forth below is certain information regarding the Directors of the Company, including the Class III Director who has been nominated for the election at the Annual Meeting, based on information furnished by them to the Company.

                                                                                         DIRECTOR
NAME                                                                         AGE           SINCE
-----------------------------------------------------------------------      ---      ---------------
Class I--Term Expires 2000
Ofer Nemirovsky........................................................          39   March 1996
Lennart Mengwall.......................................................          56   May 1997
Class II--Term Expires 2001
Kevin Azzouz...........................................................          39   May 1997
Class III--Term Expires 1999
Robert B. Hedges Jr.*..................................................          41   October 1998

------------------------

*   Nominee for re-election

    The principal occupation and business experience for at least the last five years of each Director of the Company is set forth below.

    Lennart Mengwall has served as Chairman of the Board, Chief Executive Officer and President since May 1997. Mr. Mengwall formerly served as the Chairman and Chief Executive Officer of Quest Development Corp. from 1989 to 1993. Mr. Mengwall is presently a general partner of Avix Associates, L.P., which is in turn the general partner of Avix Ventures, L.P., a principal stockholder of the Company.

    Kevin Azzouz has served as a Director of the Company since May 1997. Mr. Azzouz formerly served as the President of Quest Development Corp. from 1989 to 1994. From 1994 to March 1996, Mr. Azzouz served as the President and Chief Operating Officer of Arcada Software. Mr. Azzouz is presently a general partner of Avix Associates, L.P., which is in turn the general partner of Avix Ventures, L.P., a principal stockholder of the Company.

    Robert Hedges has served as a Director of the Company since October 1998. Mr. Hedges is the Managing Director of the Retail Distribution Group at Fleet Financial Group ("Fleet"). From 1995 to 1997, Mr. Hedges served as Fleet's Director of Direct Financial Services Group. From 1993 to 1995, Mr. Hedges was the Head of Consumer Banking at Shawmut Bank. Mr. Hedges also serves as a director of NYCE.

    Ofer Nemirovsky has served as a Director of the Company since March 1996. Mr. Nemirovsky is a Managing Director of HarbourVest Partners, LLC and Hancock Venture Partners, Inc. ("HVP"). Prior to joining HVP in 1986, Mr. Nemirovsky held various computer sales and marketing positions at Hewlett-Packard. He is currently a director of several privately held companies.

                               EXECUTIVE OFFICERS

    Set forth below is certain information regarding each of the current executive officers of the Company.

EXECUTIVE OFFICERS

NAME                                                       AGE                            POSITION
-----------------------------------------------------      ---      -----------------------------------------------------
Lennart Mengwall.....................................          56   Chairman of the Board and Chief Executive Officer
Joseph W. Seebach....................................          37   Executive Vice President
David W. Chapman.....................................          35   Chief Financial Officer, Treasurer and Secretary

    The principal occupation and business experience for the last five years of the Company's executive officers, other than such officers who also served as Directors, is set forth below.

    Joseph W. Seebach joined the Company as Senior Vice President in July 1997 and assumed the position of President of Software Products Group in October 1997. After the Company consolidated its operations to one business unit, Mr. Seebach was appointed to Senior Vice President of Sales & marketing and most recently to the position of Executive Vice President. Prior to joining the Company, Mr. Seebach served as General Manager, Consumer Products Division of Seagate Software from January 1997 to July 1997, Vice President, Strategic Accounts of Seagate Software from 1996 to 1997, Vice President, Strategic Business of Arcada Software from 1994 to 1996 and Director of Software Development and Director of OEM Sales of Quest Development Corp. from 1993 to 1994.

    David W. Chapman was appointed as the Company's Chief Financial Officer in March 1998 and previously served as the Controller of the Company since September 1995. Mr. Chapman was appointed as Secretary of the Company in February 1998. From December 1993 to August 1995, Mr. Chapman was the Accounting Manager of Astrum International. Mr. Chapman also held various positions with the accounting firm of Deloitte & Touche from 1988 to 1993. Mr. Chapman has been a certified public accountant since 1991.

    Each of the officers holds his respective office until the regular annual meeting of the Board of Directors following the annual meeting of stockholders and until his successor is elected and qualified or until his earlier resignation or removal.

                             EXECUTIVE COMPENSATION

    The following sections of this Proxy Statement set forth and describe the compensation paid or awarded to the Company's Chief Executive Officer and the other most highly compensated executive officers who earned in excess of $100,000 during Fiscal Year 1998 ("named executive officers").

SUMMARY COMPENSATION

    SUMMARY COMPENSATION. The following summary compensation table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the Company's Chief Executive Officer and the other named executive officers during each of fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                              LONG TERM
                                                                                            COMPENSATION
                                                                                               AWARDS
                                                               ANNUAL COMPENSATION           SECURITIES
                                                       -----------------------------------   UNDERLYING          ALL OTHER
NAME AND PRINCIPAL POSITION                              YEAR     SALARY ($)    BONUS ($)    OPTIONS (#)   COMPENSATION ($) (1)
-----------------------------------------------------  ---------  -----------  -----------  -------------  ---------------------
Lennart Mengwall, Chairman of the Board                     1998          --           --            --                 --
  Chief Executive Officer and President (2)..........       1997          --           --            --                 --

Joseph W. Seebach,                                          1998     161,654       62,560            --                 --
  Executive Vice President (2).......................       1997      83,078       75,000       350,000                 --

David W. Chapman, Chief Financial Officer,                  1998     112,654       16,705            --              1,940
  Treasurer and Secretary (2)........................

Peter Marton, Former President of Consulting Services       1998     194,615           --       275,000              1,500
  Group (3)..........................................

------------------------

(1) Represents Company contributions to the Company's 401(k) plan on behalf of the executives.

(2) Messrs. Mengwall and Seebach were not executive officers of the Company during 1996 and Mr. Chapman was not an executive officer of the Company during 1996 or 1997.

(3) Mr. Marton joined the Company during 1998 and resigned from the Company in February 1999. In connection with the termination of employment of Mr. Marton, his unvested options to purchase 275,000 shares were canceled immediately upon termination of employment on February 15, 1999.

OPTION GRANTS IN LAST FISCAL YEAR

    OPTION GRANTS.

    The following table sets forth certain information concerning the individual grant of options to purchase Common Stock of the Company to the named executive officers of the Company who received options during Fiscal Year 1998.

                                                                                                             POTENTIAL REALIZABLE
                                                                  INDIVIDUAL GRANTS
                                             ------------------------------------------------------------  VALUE AT ASSUMED ANNUAL
                                              NUMBER OF        PERCENT
                                             SECURITIES       OF TOTAL                                          OF STOCK PRICE
                                             UNDERLYING        OPTIONS          EXERCISE                       APPRECIATION FOR
                                               OPTIONS         GRANTED            RATES                        OPTION TERM (1)
                                               GRANTED      TO EMPLOYEES         OR BASE      EXPIRATION   ------------------------
NAME                                             (#)       IN FISCAL YEAR     PRICE ($/SH)       DATE         5%($)       10%($)
-------------------------------------------  -----------  -----------------  ---------------  -----------  -----------  -----------
Peter Marton (2)...........................     275,000              26%             2.50        2/15/99           --           --

------------------------

(1) This column shows the hypothetical gain or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% for the exercise price of such options over the full 10-year term of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.

(2) In connection with the termination of employment of Mr. Marton, his unvested options to purchase 275,000 shares were canceled immediately upon termination of employment on February 15, 1999.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

    OPTION EXERCISES AND OPTION VALUES. The following table sets forth information concerning the number of underlying shares and value of unexercised options to purchase Common Stock of the Company held by the named executive officers as of December 31, 1998.

                                                    NUMBER OF SECURITIES                      VALUE OF UNEXERCISED
                                                   UNDERLYING UNEXERCISED                     IN-THE-MONEY OPTIONS
                                                OPTIONS AT DECEMBER 31, 1998              AT DECEMBER 31, 1998 ($)(1)
                                            -------------------------------------  ------------------------------------------
NAME                                           EXERCISABLE       UNEXERCISABLE         EXERCISABLE          UNEXERCISABLE
------------------------------------------  -----------------  ------------------  -------------------  ---------------------
Joseph W. Seebach.........................         78,125             171,875                  --                    --
Peter Marton..............................             --             275,000                  --                    --
David Chapman.............................         13,438              29,069                  --                    --

------------------------

(1) Based on the last reported sale price on the Nasdaq National Market on December 31, 1998 less the option exercise price. As of December 31, 1998 there were no options held by officers of the Company for which the exercise price of the option was in excess of the market price.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

    The Company has entered into letter agreements with each of its executive officers (other than Lennart Mengwall, the Company's Chairman and Chief Executive Officer), providing for base salary, bonus, incentive compensation and relocation expense reimbursement, as applicable.

    The letter agreement with Joseph Seebach dated July 8, 1997 provides for certain severance benefits, including base salary for one year and the acceleration of certain options, in the event of a termination of employment within eighteen months of a change of control. In the event Mr. Seebach is terminated without cause at any time during the initial 24 months of employment, he is entitled to receive his base salary and continued vesting of his options for the duration of such 24 months period or six months after termination, whichever is later. Under an agreement dated February 26, 1998, David W. Chapman is entitled to receive his base salary for six months after termination of his employment for any reason other than gross misconduct.

    Under the Company's standard Employee Agreement, each of the executives is subject to provisions concerning the ownership, use and disclosure of the Company's confidential information and intellectual property, and a one-year restriction on competition with the Company following termination of employment for any reason.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE
  COMPENSATION

    The Compensation Committee of the Board of Directors of the Company currently consists of Ofer Nemirovsky and Kevin Azzouz.

    COMPENSATION POLICIES FOR EXECUTIVE OFFICERS. The Compensation Committee's executive compensation philosophy is: (i) to provide competitive levels of compensation that integrate pay with the individual executive's performance and the Company's annual and long-term performance goals; (ii) to motivate key executives to achieve strategic business goals and reward them for their achievement; (iii) to provide compensation opportunities and benefits that are comparable to those offered by other companies in the information technology consulting services industry, thereby allowing the Company to compete for and retain talented executives who are critical to the Company's long-term success; and (iv) to align the interests of key executives with the long-term interests of stockholders and the enhancement of stockholder value through the granting of stock options.

    The compensation of the Company's executive officers (other than Lennart Mengwall, the Company's Chairman and Chief Executive Officer) is currently comprised of annual base salary, annual performance incentives in the form of cash bonuses, and long-term performance incentives in the form of stock option grants under the Stock Plans.

    The Compensation Committee has determined that the base salaries of executive officers should be set at levels that are competitive with those in the information technology consulting services industry. In addition, the Compensation Committee believes that it is appropriate to reward outstanding performance through a combination of cash bonuses and stock options to provide a competitive compensation package that will enable the Company to attract and retain the executives needed to achieve such performance. The Compensation Committee also has determined that any stock option or other equity-based compensation should involve long-term vesting to encourage tenure and enhancement of stockholder value over the long-term.

    BASE SALARY AND BONUSES. Base salaries, bonuses and other compensation for executive officers are targeted according to the salaries of employees holding similar offices and having similar responsibilities within the information technology consulting services industry. Annual salary adjustments for executive officers are determined by evaluating the competitive marketplace, the performance of the Company, the performance of the executive officers and any change in the responsibilities assumed by the executive officers. Salary adjustments are normally determined and made on an annual basis.

    STOCK OPTION GRANTS. Stock options are designed to attract and retain executives who can make significant contributions to the Company's success; reward executives for such significant contributions; and give executives a long-term incentive to encourage tenure; and align the interests of the Company's executives with those of its stockholders. In determining whether to grant stock options to executive officers, the Compensation Committee evaluates each officer's performance, and awards reflect individual performance reviews. The Compensation Committee also may grant stock options for executive retention purposes, taking into account, among other things, general industry practices. Stock options typically vest over four years in order to encourage performance over the long-term. Stock options generally have been granted with a ten-year term and an exercise price equal to 100% of the fair market value of the Common Stock on the grant date.

    COMPENSATION OF CHIEF EXECUTIVE OFFICER. Lennart Mengwall, the Company's Chairman and Chief Executive Officer, currently receives no compensation in view of certain potential restrictions under the Delaware General Corporation Law.

                      OFER NEMIROVSKY         KEVIN AZZOUZ

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Since May 10, 1996 all executive officer compensation decisions have been made by the Compensation Committee or the full board of Directors. The Compensation Committee reviews and makes recommendations regarding the compensation for top management and key employees of the Company, including salaries and bonuses. No member of the Compensation Committee is an officer of the Company. The current members of the Compensation Committee are Ofer Nemirovsky and Kevin Azzouz. No member of the Compensation Committee is an officer of the Company. All Directors participated in deliberations of the Company's Board of Directors concerning executive compensation during Fiscal Year 1998.

SHAREHOLDER RETURN PERFORMANCE GRAPH

    Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock, based on the market price of the Company's Common Stock with the total return of companies included within the Nasdaq Stock Market Index and a peer group of companies included within the Nasdaq Computer & Data Processing Industry Stock Index, for the period commencing July 3, 1996 and ending December 31, 1998. The calculation of total cumulative return assumes a $100 investment in the Company's Common Stock, the Nasdaq Stock Market Index and the Nasdaq Computer & Data Processing Industry Stock Index on July 3, 1996, the date of the Company's initial public offering, and the reinvestment of all dividends.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                        TOTAL RETURNS INDEX
                                                               FOR:

                                                                                                    Nasdaq Computer
                                                                                                and Data Processing
                                                                                 Nasdaq Stock                Stocks
                                                                       Primix      Market (US        (SLC 7370-7379
                                                               Solutions Inc.      Companies)         US & Foreign)
7/3/96                                                                100.000         100.000               100.000
7/31/96                                                                83.333          91.375                90.172
8/30/96                                                                83.333          96.496                92.583
9/30/96                                                                84.028         103.876               102.692
10/31/96                                                               77.778         102.728               100.883
11/29/96                                                               61.111         109.079               108.124
12/31/96                                                               43.403         108.981               106.782
1/31/97                                                                14.583         116.727               116.475
2/28/97                                                                13.889          110.25               107.029
3/31/97                                                                11.111         103.051                99.117
4/30/97                                                                11.111         106.272               112.051
5/30/97                                                                10.417         118.315               124.371
6/30/97                                                                14.931         121.939               127.094
7/31/97                                                                15.972         134.802               140.304
8/29/97                                                                15.625         134.593               136.561
9/30/97                                                                15.625         142.535               138.996
10/31/97                                                               11.111         135.132               136.123
11/28/97                                                                9.722         135.816               139.558
12/31/97                                                                9.028         133.493               131.181
1/30/98                                                                 6.597         137.733               141.071
2/27/98                                                                10.417         150.686               160.121
3/31/98                                                                15.278         156.222               173.263
4/30/98                                                                 18.75         158.799               174.723
5/29/98                                                                13.889         149.969               162.501
6/30/98                                                                13.889         160.482               191.992
7/31/98                                                                13.889          158.57               185.626
8/31/98                                                                11.632         127.268               150.997
9/30/98                                                                10.937         144.969               180.377
10/30/98                                                                9.722         151.226               175.272
11/30/98                                                               12.847         166.532               202.783
12/31/98                                                               10.417         188.107               234.198
NOTES:
A. The lines represent monthly index levels derived
from
compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the
market
capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal
year-end,
is not a trading day, the preceding trading day is
used.
D. The index level for all series was set to $100.0
on
07/03/1996.

                                  MARKET VALUE

    On December 31, 1998, the closing price of a share of the Company's Common Stock on the Nasdaq National Market was $1.875.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    On February 3, 1998, the Company issued a promissory note in the amount of $150,000 to Joseph W. Seebach, the Company's Vice President of Sales & Marketing. The promissory note is secured by a perfected, first priority security interest in 100,000 restricted shares of the Company's Common Stock owned by Mr. Seebach. The promissory note is payable on December 31, 1999, and bears interest at a rate of six and one-half percent per annum.

CONFLICTS OF INTEREST

    Conflicts of interest may arise in the course of business transactions between the Company, its officers, Directors and principal stockholders, and their affiliates. The Company believes that the transactions in which it was a party as described above were at terms no less favorable than the Company would have obtained from unaffiliated third parties. In connection with the Company's initial public offering, the Company adopted a policy that all future transactions between the Company and its officers, Directors or other affiliates (other than compensation and employment matters) be reviewed by the Board of Directors on an on-going basis and submitted to the Audit Committee or other comparable body for review where appropriate.

                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

    The following table sets forth, to the best knowledge and belief of the Company, certain information regarding the beneficial ownership of the Company's Common Stock as of the date indicated by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock as of December 31, 1998, (ii) each of the Company's Directors as of the Record Date,
(iii) each of the named executive officers as of the Record Date and (iv) the Company's executive officers and Directors as a group as of the Record Date.

                                                                                        BENEFICIAL   PERCENTAGE
NAME OF BENEFICIAL OWNER (1)                                                            SHARES (1)       (2)
--------------------------------------------------------------------------------------  ----------  -------------
Avix Ventures, L.P. (3)...............................................................   7,748,871        53.0%
  160 West 66th Street
  New York, NY 10023

  OFFICERS AND DIRECTORS:

  Lennart Mengwall (4)................................................................   8,070,538        55.2%
  Joseph W. Seebach (5)...............................................................     281,400         1.9%
  David W. Chapman (6)................................................................      19,718            *
  Peter Marton........................................................................          --           --
  Robert Hedges.......................................................................          --           --
  Ofer Nemirovsky (7).................................................................     488,084         3.3%
  Kevin Azzouz (8)....................................................................   7,748,871        53.2%
  All Directors and executive officers as a group (6 persons) (9).....................   8,795,592        59.6%

------------------------

*   Represents less than 1% of the outstanding shares.

(1) Information with respect to beneficial owners of more than 5% of the outstanding shares of Common Stock is based solely on information provided to the Company and reported to the Commission on Schedules 13G filed as of February 17, 1998.

(2) All percentages have been determined as of the Record Date, in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. As of the Record Date, a total of approximately 14,618,160 shares of Common Stock were issued and outstanding and options to acquire a total of 400,959 shares of Common Stock were exercisable within 60 days.

(3) As reported on Schedule 13D/A filed with the Securities and Exchange Commission on June 24, 1997 by Avix Ventures, L.P., of which Avix Associates, L.P. is the general partner, of which Lennart Mengwall and Kevin Azzouz are general partners.

(4) Represents 7,748,871 shares held by Avix Ventures, L.P. and 321,667 shares beneficially owned by Mr. Mengwall. Mr. Mengwall is a general partner of Avix Associates, L.P., the general partner of Avix Ventures, L.P.

(5) Includes 125,000 shares which Mr. Seebach may acquire upon exercise of stock option within 60 days of the Record Date.

(6) Includes 19,618 shares which Mr. Chapman may acquire upon exercise of stock options within 60 days of the Record Date.

(7) Includes (i) 457,280 shares held by Hancock Venture Partners IV-Direct Fund L.P. and 24,067 shares held by Falcon Ventures II, L.P., the respective general partners of which Mr. Nemirovsky is a general partner, but as to which Mr. Nemirovsky disclaims beneficial ownership and (ii) 6,737 shares of which Mr. Nemirovsky may acquire upon exercise of a stock option within 60 days after the Record Date.

(8) Represents shares held by Avix Ventures, L.P. Mr. Azzouz is a general partner of Avix Associates, L.P., the general partner of Avix Ventures, L.P. Mr. Azzouz is a general partner of Avix Associates, L.P., the general partner of Avix Venture, L.P.

(9) Includes 151,355 shares which may be acquired upon exercise of stock options within 60 days of the Record Date.

                                   PROPOSAL 2
                  APPROVAL OF AMENDMENT TO THE 1996 STOCK PLAN

    The Board of Directors had adopted and is seeking shareholder approval of an amendment to the 1996 Stock Plan which would increase the number of shares eligible for grant under the 1996 Stock Plan from 1,745,867 to 3,500,000. The 1996 Stock Plan is designed and intended as a performance incentive for officers, Directors, employees, consultants and other key persons performing services for the Company ("Eligible Persons").

    Based solely on the last reported sale price of Common Stock on the Nasdaq National Market on the Record Date of $2.563 per share, the maximum aggregate market value of the additional 1,754,133 shares of Common Stock reserved for issuance under the 1996 Stock Plan would be approximately $4,495,843.

    The Board of Directors believes that increasing the number of shares eligible for grant under the 1996 Stock Plan provides the Company greater flexibility in granting incentive based compensation to the Eligible Persons.

VOTE REQUIRED FOR APPROVAL

    A quorum being present, the affirmative vote of a majority of the holders of shares of Common Stock, present or represented and entitled to vote on the matter is required to approve the 1996 Stock Plan Amendment.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 1996 STOCK PLAN.

    PLAN ADMINISTRATION; ELIGIBILITY. The 1996 Stock Plan is administered by the Board or by a committee appointed by the Board in accordance with the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All members of such committee must be "non-employee directors" as that term is defined under the rules promulgated by the Securities and Exchange Commission and "outside directors" as defined in
Section 162 of the Code and the regulations promulgated thereunder. The Board or authorized committee will interpret and make any determination under the 1996 Stock Plan and any grants granted thereunder. The 1996 Stock Plan is currently administered by the Board and the Compensation Committee (the "Committee"). The Committee has full power to select from among the Eligible Persons the individuals to whom awards will be granted, to make any combination of awards to such individuals, and to determine the specific terms and conditions of each award, subject to the provisions of the 1996 Stock Plan. Under the 1996 Stock Plan, the Committee, in its discretion, may delegate to the Chief Executive Officer of the Company, all or part of the Committee's authority and duties with respect to the granting of awards under the 1996 Stock Plan to individuals who are not subject to Section 16 of the Exchange Act or are "covered employees" within the meaning of Section 162(m) of the Code.

    AWARDS. The 1996 Stock Plan permits the grant of (i) options to purchase Common Stock intended to qualify as incentive stock options ("Incentive Options") under Section 422 of the Code, (ii) options that do not so qualify ("Non-Qualified Options") and (iii) shares of Common Stock. Under the 1996 Stock Plan, each non-employee Director first joining the Board will receive an automatic option grant to purchase 7,000 shares of Common Stock when such Director is first elected or appointed to the Board. In addition, each non-employee Director will receive an automatic option grant to purchase 1,700 shares under the 1996 Stock Plan on each January 1 that such Director is a member of the Board. The exercise price of all option shares granted to non-employee Directors under the 1996 Stock Plan will be at the fair market value of the Common Stock at the time of the grant and all such options will vest in equal annual installments over a four-year period. The option exercise price of Incentive Options may not be less than 100% of the fair market value of the Common Stock on the date of grant. The exercise price for Non-Qualified Options and the purchase price for Common Stock awards is determined at the discretion of the Committee, subject to the limitations set forth in the 1996 Stock Plan. To qualify as Incentive Options, options must meet additional Federal tax requirements, including limits on the value of shares subject to Incentive Options which first become exercisable in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders.

    The term of each option will be fixed by the Committee and may not exceed ten years from date of grant in the case of an Incentive Option. The Committee will determine at what time or times each option may be exercised and, subject to the provisions of the 1996 Stock Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee.

    Upon exercise, the option exercise price must be paid in full either in cash or check or, if the Committee so permits, by delivery of shares of Common Stock already owned by the optionee or optionee's personal recourse note. Under the 1996 Stock Plan, the option exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee or by delivery of a promissory note if such loan of funds is authorized by the Board.

    AMENDMENTS AND TERMINATION. The Board may at any time amend or discontinue the 1996 Stock Plan. However, amendments to the 1996 Stock Plan may be subject to approval by the Company's stockholders if and to the extent required by the Code to preserve the qualified status of Incentive Options and as otherwise provided in the 1996 Stock Plan. No action may be taken which adversely affects any rights under outstanding options without the holder's consent.

    CHANGE OF CONTROL PROVISIONS. The 1996 Stock Plan provides that at upon a change of control of the Company, the 1996 Stock Plan and the options granted thereunder will terminate unless an assumption or substitution of such options is provided therefor.

TAX ASPECTS UNDER THE U.S. INTERNAL REVENUE CODE

    The following is a summary of the principal Federal income tax consequences of option grants under the 1996 Stock Plan. It does not describe all Federal tax consequences under the 1996 Stock Plan, nor does it describe state or local tax consequences.

    INCENTIVE OPTIONS. Under the Code, an employee will not realize taxable income by reason of the grant or the exercise of an Incentive Option. If an employee exercises an Incentive Option and does not dispose of the shares issued thereunder until the later of (a) two years from the date the option was granted or (b) one year from the date the shares were transferred to the employee, the entire gain, if any, realized upon disposition of such shares will be taxable to the employee as long-term capital gain, and the Company will not be entitled to any deduction. If an employee disposes of the shares within such one-year or two-year period in a manner so as to violate the holding period requirements (a "disqualifying disposition"), the employee generally will realize ordinary income in the year of disposition, and the Company will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of (x) the amount, if any, realized on the disposition and (y) the fair market value of the shares on the date the option was exercised over (2) the option price. Any additional gain realized on the disposition of the shares acquired upon exercise of the option will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss depending upon the holding period for such shares. The employee will be considered to have disposed of his shares if he sells, exchanges, makes a gift of or transfers legal title to the shares (except by pledge or by transfer on death). If the disposition of shares is by gift and violates the holding period requirements, the amount of the employee's ordinary income (and the Company's deduction) is equal to the fair market value of the shares on the date of exercise less the option price. If the disposition is by sale or exchange, the employee's tax basis will equal the amount paid for the shares plus any ordinary income realized as a result of the disqualifying distribution. The exercise of an Incentive Option may subject the employee to the alternative minimum tax. Special rules apply if an employee surrenders shares of Common Stock in payment of the exercise price of his Incentive Option. An Incentive Option that is exercised by an employee more than three months after an employee's employment terminates will be treated as a Non-Qualified Option for Federal income tax purposes. In the case of an employee who is disabled, the three-month period is extended to one year and in the case of an employee who dies, the three-month employment rule does not apply.

    NON-QUALIFIED OPTIONS. There are no Federal income tax consequences to either the optionee or the Company on the grant of a Non-Qualified Option. On the exercise of a Non-Qualified Option, the optionee (except as described below) has taxable ordinary income equal to the excess of the fair market value of the Common Stock received on the exercise date over the option price of the shares. The optionee's tax basis for the shares acquired upon exercise of a Non-Qualified Option is increased by the amount of such taxable income. The Company will be entitled to a Federal income tax deduction in an amount equal to such excess. Upon the sale of the shares acquired by exercise of a Non-Qualified Option, the optionee will realize long-term or short-term capital gain or loss depending upon his or her holding period for such shares. Special rules apply if an optionee surrenders shares of Common Stock in payment of the exercise price of a Non-Qualified Option.

    PARACHUTE PAYMENTS. The exercise of any portion of any option that is accelerated due to the occurrence of a change of control of the Company may cause a portion of the payments with respect to such accelerated options to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or portion of such payment (in addition to other taxes ordinarily payable).

    LIMITATION ON COMPANY'S DEDUCTIONS. As a result of Section 162(m) of the Code, the Company's deduction for certain awards under the 1996 Stock Plan may be limited to the extent that a Covered Employee (E.G., one of the named executive officers) receives compensation in excess of $1,000,000 in such taxable year of the Company (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code. To satisfy the requirements of Section 162(m) of the Code, stock options with respect to no more than 333,333 shares of Common Stock (subject to adjustment for stock splits and similar events) may be granted to any one individual during any one-calendar-year period.

NEW PLAN BENEFITS

    The number of awards to be granted under the 1996 Stock Plan is undeterminable at this time as grants of awards under the 1996 Stock Plan are subject to the discretion of the Committee. As of the Record Date, approximately 91 persons were eligible to participate in the 1996 Stock Plan. The table below shows the aggregate number of shares of Common Stock underlying awards that were granted under the 1996 Stock Plan in Fiscal Year 1998.

                                   RANGE OF EXERCISE               NUMBER OF SHARES
NAME OF GROUP                       PRICES ($) (1)           UNDERLYING STOCK OPTIONS (2)
------------------------------  -----------------------  -------------------------------------
Lennart Mengwall, Chief                         --                            --
  Executive Officer and
  President...................
Joseph Seebach, Executive Vice                  --                            --
  President...................
David W. Chapman, Chief                         --                            --
  Financial Officer, Treasurer
  and Secretary...............
Peter Marton, Former President               $2.50                       275,000
  of Consulting Services
  (3).........................
Executive Group (3)...........               $2.50                       275,000
Non-Executive Director                $1.625-1.813                        10,400
  Group.......................
Non-Executive Employee Group..         $1.25-3.063                       784,900

------------------------

(1) Represents range of exercise prices for options granted in Fiscal Year 1998.

(2) Represent aggregate number shares of Common Stock underlying the options granted in Fiscal Year 1998.

(3) Mr. Marton joined the Company in 1998 and resigned from the Company in February 1999. In connection with the termination of employment of Mr. Marton, his unvested options to purchase 275,000 shares were canceled immediately upon termination of employment on February 15, 1999.

                            EXPENSES OF SOLICITATION

    The Company will bear the cost of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain Directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

          SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

    Stockholder proposals intended to be presented at the Company's 2000 annual meeting of stockholders must be received by the Company on or before February 4, 2000 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. The Company's By-laws provide that any stockholder of record wishing to have a stockholder proposal considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to the Company at its principal executive office not less than 75 days or more than 120 days prior to the first anniversary of the date of the preceding year's annual meeting. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be so delivered not later than (i) the 15th day after the date of public disclosure of the date of such meeting or (ii) the 75th day prior to the scheduled date of such meeting. Any such proposal should be mailed to:
Secretary, Primix Solutions Inc., One Arsenal Marketplace, 2nd Floor, Watertown, MA 02472.

                            INDEPENDENT ACCOUNTANTS

    The Company has selected Arthur Andersen LLP as the independent public accountants for the Company for the current fiscal year. The firm of Arthur Andersen LLP has served as the Company's independent public accountants since 1996. A representative of Arthur Andersen LLP will be present at the Annual Meeting and will be given the opportunity to make a statement if he or she so desires. The representative will be available to respond to appropriate questions.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than 10% of the Company's outstanding shares of Common Stock (collectively, "Section 16 Persons"), to file initial reports of ownership and reports of changes in ownership with the Commission and Nasdaq. Section 16 Persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms received by it, or written representations from certain Section 16 Persons that no Section 16(a) reports were required for such persons, the Company believes that during Fiscal Year 1998, the Section 16 Persons complied with all Section 16(a) filing requirements applicable to them, with the exception of Robert Hedges, who did not timely file Form 3 and Stephen Levy and Ofer Nemirovsky, who did not timely file Forms 5 with respect to the annual grant of options to purchase 1,700 shares of Common Stock on January 1, 1998.

                                 OTHER MATTERS

    The Board of Directors does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

    WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                                      APPENDIX A



                                  AMENDMENT TO

                              PRIMIX SOLUTIONS INC.

                                 1996 STOCK PLAN


A. The Primix Solutions Inc. (f/k/a/ OneWave, Inc.) 1996 Stock Plan (the "Plan") is hereby amended by striking the number "1,745,867" and replacing it with "3,500,000" in the second sentence of Section 5.

B.    The effective date of this Amendment shall be June 25, 1999.

C.    Except as amended herein, the Plan is confirmed in all other respects.


DATE APPROVED BY BOARD OF DIRECTORS:                             March 11, 1999.
DATE APPROVED BY STOCKHOLDERS:                                    June 25, 1999.

                        PRIMIX SOLUTIONS INC.

                      One Arsenal Marketplace
                   Watertown, Massachusetts 02472

             Annual Meeting of Stockholders--June 25, 1999
          Proxy Solicited on Behalf of the Board of Directors

The undersigned, revoking all prior proxies, hereby appoints Joseph W. Seebach and David W. Chapman as proxies, with full power of substitution to each, to vote for and on behalf of the undersigned at the 1999 Annual
Meeting of Stockholders of Primix Solutions Inc. (the "Company") to be held at Exchange Place, 53 State Street, Boston, Massachusetts 021039 on Friday, June 25, 1999 at 1:00 p.m., and at any adjournment or adjournments thereof. The undersigned hereby directs the said proxies to vote in accordance with their judgment on any matters which may properly come before the Annual Meeting, all as indicated in the Notice of Annual Meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such notice as specified by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

------------------------------------------------------------------------------
      PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
                             ENCLOSED ENVELOPE.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

-------------------------------------    -------------------------------------

-------------------------------------    -------------------------------------

-------------------------------------    -------------------------------------

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE


---------------------------------------
         PRIMIX SOLUTIONS INC.
---------------------------------------

Mark box at right if an address change or comment had been    / /
noted on the reverse side of this card.

CONTROL NUMBER:
RECORD DATE SHARES:

1. Election of Director
                                       For the    With-
                                       Nominee    hold
   Robert B. Hedges, Jr.                 / /       / /

NOTE: If you do not mark any box, your shares will be voted FOR this Proposal.

                                                   For  Against  Abstain
2. Amendment to the 1996 Stock Plan to increase
   the authorized number of shares of Common       / /    / /      / /
   Stock to be issued thereunder from 1,745,867
   to 3,500,000

NOTE: If you do not mark any box, your shares will be voted FOR this Proposal.

3. In their discretion, the proxies are authorized to vote upon such other business that may properly come before the meeting or at any adjournment(s) thereof.

                                                 -----------------------
Please be sure to sign and date this Proxy.         Date
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---------Stockholder sign here-----------------Co-owner sign here-------
DETACH CARD                                                         DETACH CARD


                          PRIMIX SOLUTIONS INC.

    Dear Stockholder,

    Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Corporation that require your immediate attention and aproval. These are discussed in detail in the enclosed proxy materials.

    Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

    Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

    Your vote must be received prior to the Annual Meeting of Shareholders, June 25, 1999.

    Thank you in advance for your prompt consideration of these matters.

    Sincerely,


    Primix Solutions Inc.